                                                     Filed pursuant to Rule 497e

--------------------------------------------------------------------------------

                                                                  April 27, 2004
                                                                      Supplement


[MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------



                         SUPPLEMENT DATED APRIL 27, 2004
                              TO THE PROSPECTUS OF
                    MORGAN STANLEY LATIN AMERICAN GROWTH FUND
                              Dated March 30, 2004


On April 22, 2004, the Board of Trustees of the Morgan Stanley Latin American Growth Fund (the "Fund") approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund's shareholders (the "Liquidation"). The Liquidation is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about August 13, 2004. A proxy statement formally detailing the proposal and the reasons for the Liquidation will be distributed to shareholders of the Fund. Any contingent deferred sales charge that would be applicable to a shareholder of the Fund's Class B or Class C shares will be waived with respect to the Liquidation. Effective April 30, 2004, the Fund will no longer offer its shares.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
































                                                                        37939SPT